NVIT Nationwide Fund

Supplement dated September 14, 2010
to the Summary Prospectus dated May 1, 2010

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have meanings assigned to them in the Summary Prospectus.

1.             At a meeting of the Board of Trustees (the “Board”) of Nationwide Variable Insurance Trust (the “Trust”) held on September 14, 2010, the Board approved the addition of Diamond Hill Capital Management, Inc. (“Diamond Hill”) to subadvise a portion of the NVIT Nationwide Fund (the “Fund”), alongside Aberdeen Asset Management, Inc., the sole current subadviser.  The Board also approved certain changes to the Fund’s principal investment strategies.  Specifically, where the Fund currently is composed of two portions:  a fundamentally managed portion and a quantitatively managed portion, the use of a distinct quantitative strategy in pursuing the Fund’s objective will be eliminated.  Both the addition of Diamond Hill and the changes to the Fund’s principal investment strategies are anticipated to take effect on or about October 18, 2010, or as soon thereafter as is reasonably practicable (the “Effective Date”).

2.             As of the Effective Date, the Fund’s principal investment strategies will be as follows:

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income. The Fund consists of two portions managed by different subadvisers. Nationwide Fund Advisors (“NFA”) is the Fund’s investment adviser and, subject to the approval of the Board of Trustees of the Trust, selects the Fund’s subadvisers and monitors their performance on an ongoing basis. The Fund’s current subadvisers both employ bottom-up approaches (i.e., based on the characteristics of individual companies, rather than broad economic trends) to construct a diversified portfolio, although each subadviser uses its own unique processes or style. For example, as of the date of this Prospectus, one subadviser evaluates companies based on business quality and valuation, focusing particularly on such characteristics as a company’s business strategy, management team, transparency and commitment to shareholder value. The other subadviser uses a two-step security selection process to find intrinsic value regardless of overall market conditions, combining fundamental research with valuation techniques. NFA allocates assets to subadvisers to increase diversification among securities and investment styles, thereby increasing the potential for investment return and, at the same time, reducing risk and volatility.

The Fund generally considers selling a security when it reaches a target price, its issuer’s business quality or fundamentals appear to the subadviser to be deteriorating, its issuer is engaged in corporate activity, or when other opportunities appear more attractive. The Fund may engage in active and frequent trading of portfolio securities.

3.             In addition to the Fund’s principal risks that currently appear in the Summary Prospectus, the Fund will be subject to multi-manager risk as of the Effective Date.  While NFA monitors each subadviser and the overall management of the Fund, each subadviser makes investment decisions independently from NFA and the other subadviser. It is possible that the security selection process of one subadviser will not complement that of the other subadviser. As a result, the Fund’s exposure to a given security, industry sector or market capitalization could be smaller or larger than if the Fund were managed by a single subadviser, which could affect the Fund’s performance.

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